Exhibit 99(a)(2)


                            [LETTERHEAD OF KPMG LLP]



                          Independent Auditors' Report



The Boards of Directors
CitiMortgage, Inc. and CitiMortgage Asset Management, Inc.:


We have audited the combined financial statements of CitiMortgage, Inc. and subsidiaries and CitiMortgage Asset Management, Inc. (collectively referred to as the Company) as of and for the year ended December 31, 2005 and have issued our report thereon dated March 3, 2006. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement.

In connection with our audit, we noted no instances of noncompliance that are required to be reported herein under the requirements applicable to HUD-approved Title II nonsupervised mortgagees, as specified in the Consolidated Audit Guide for Audits of HUD Programs (the Guide) issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General, insofar as they relate to accounting matters related to the Mortgage Pass-Through Certificates referred to in Exhibit I. However, our audit was not directed primarily toward obtaining knowledge of such noncompliance.

This report is intended for the information and use of the boards of directors and management of the Company; Ambac Assurance Corporation; Citibank, N.A.; Citibank (West), FSB, Deutsche Bank Trust Company Americas; MBIA Insurance Corporation; The Bank of New York; U.S. Bank National Association.; and Wachovia Bank, National Association, and is not intended to be, and should not be, used by anyone other than these specified parties.

                                        /s/ KPMG LLP


St. Louis, Missouri
March 3, 2006

                                                                      Exhibit I

                       CITIMORTGAGE, INC. AND SUBSIDIARIES
                     AND CTIMORTGAGE ASSET MANAGEMENT, INC.
             (indirect wholly-owned subsidiaries of Citigroup Inc.)
                       Mortgage Pass-Through Certificates
                                December 31, 2005


Citibank, N.A.                                                  Series 1985-K

Citibank, N.A.                                                  Series 1986-J
Citibank, N.A.                                                  Series 1986-P
Citibank, N.A.                                                  Series 1986-S

Citibank, N.A.                                                  Series 1987-A
Citibank, N.A.                                                  Series 1987-B
Citibank, N.A.                                                  Series 1987-D
Citibank, N.A.                                                  Series 1987-F

Citicorp Mortgage Securities, Inc.                              Series 1987-1
Citicorp Mortgage Securities, Inc.                              Series 1987-3
Citicorp Mortgage Securities, Inc.                              Series 1987-10

Citicorp Mortgage Securities, Inc.
          Citibank, N.A.                                        Series 1987-13A

Citicorp Mortgage Securities, Inc.
     Citibank, N.A.                                             Series 1987-20A

Citicorp Mortgage Securities Inc.
     Citicorp Mortgage, Inc.                                    Series 1988-1A
Citicorp Mortgage Securities, Inc.                              Series 1988-11
Citicorp Mortgage Securities, Inc.                              Series 1988-17

Citicorp Mortgage Securities, Inc.                              Series 1989-1

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1989-5A
     Citibank, N.A.                                             Series 1989-5B
Citicorp Mortgage Securities, Inc.                              Series 1989-13
Citicorp Mortgage Securities, Inc.                              Series 1989-19

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-5A
     Citibank, N.A.                                             Series 1990-5B
     Citibank, Federal Savings Bank                             Series 1990-5C

Citibank Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-7A

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-8A
     Citibank, N.A.                                             Series 1990-8B

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-9A
     Citibank, N.A.                                             Series 1990-9B
     Citibank, Federal Savings Bank                             Series 1990-9C

                                       2                            (Continued)

                                                                      Exhibit I


                       CITIMORTGAGE, INC. AND SUBSIDIARIES
                     AND CTIMORTGAGE ASSET MANAGEMENT, INC.
             (indirect wholly-owned subsidiaries of Citigroup Inc.)
                       Mortgage Pass-Through Certificates
                                December 31, 2005


Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-11A
     Citibank, N.A.                                             Series 1990-11B
     Citibank, Federal Savings Bank                             Series 1990-11C
     Citibank, Federal Savings Bank                             Series 1990-11D
Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-12A
     Citibank, N.A.                                             Series 1990-12B
Citicorp Mortgage Securities, Inc.                              Series 1990-14
Citicorp Mortgage Securities, Inc.                              Series 1990-18

Citicorp Mortgage Securities, Inc.                              Series 1991-5

Citicorp Mortgage Securities, Inc.                              Series 1992-7

Citicorp Mortgage Securities, Inc.                              Series 1993-12
Citicorp Mortgage Securities, Inc.                              Series 1993-14

Citicorp Mortgage Securities, Inc.                              Series 1994-3

Citicorp Mortgage Securities, Inc.                              Series 1994-5
Citicorp Mortgage Securities, Inc.                              Series 1994-6
Citicorp Mortgage Securities, Inc.                              Series 1994-9
Citicorp Mortgage Securities, Inc.                              Series 1994-12

Citicorp Mortgage Securities, Inc.                              Series 1995-2

Citicorp Mortgage Securities, Inc.                              Series 1998-5

Citicorp Mortgage Securities, Inc.                              Series 1999-6
Citicorp Mortgage Securities, Inc.                              Series 1999-8

Salomon Brothers Mortgage Securities VII, Inc.                  Series 2000-1

Citicorp Mortgage Securities, Inc.                              Series 2001-18

Salomon Brothers Mortgage Securities VII, Inc.
Salomon Mortgage Loan Trust                                     Series 2001-CPB1

Citicorp Mortgage Securities, Inc.                              Series 2002-9
Citicorp Mortgage Securities, Inc.                              Series 2002-10
Citicorp Mortgage Securities, Inc.                              Series 2002-11
Citicorp Mortgage Securities, Inc.                              Series 2002-12

Citicorp Mortgage Securities, Inc.                              Series 2003-1
Citicorp Mortgage Securities, Inc.                              Series 2003-2
Citicorp Mortgage Securities, Inc.                              Series 2003-3
Citicorp Mortgage Securities, Inc.                              Series 2003-4
Citicorp Mortgage Securities, Inc.                              Series 2003-5
Citicorp Mortgage Securities, Inc.                              Series 2003-6
Citicorp Mortgage Securities, Inc.                              Series 2003-7

                                       3                            (Continued)

                                                                      Exhibit I


                       CITIMORTGAGE, INC. AND SUBSIDIARIES
                     AND CTIMORTGAGE ASSET MANAGEMENT, INC.
             (indirect wholly-owned subsidiaries of Citigroup Inc.)
                       Mortgage Pass-Through Certificates
                                December 31, 2005


Citicorp Mortgage Securities, Inc.                              Series 2003-8
Citicorp Mortgage Securities, Inc.                              Series 2003-9
Citicorp Mortgage Securities, Inc.                              Series 2003-10
Citicorp Mortgage Securities, Inc.                              Series 2003-11

Citicorp Mortgage Securities, Inc.                              Series 2004-1
Citicorp Mortgage Securities, Inc.                              Series 2004-2
Citicorp Mortgage Securities, Inc.                              Series 2004-3
Citicorp Mortgage Securities, Inc.                              Series 2004-4
Citicorp Mortgage Securities, Inc.                              Series 2004-5
Citicorp Mortgage Securities, Inc.                              Series 2004-6
Citicorp Mortgage Securities, Inc.                              Series 2004-7
Citicorp Mortgage Securities, Inc.                              Series 2004-8
Citicorp Mortgage Securities, Inc.                              Series 2004-9

Citicorp Mortgage Securities, Inc.                              Series 2005-1
Citicorp Mortgage Securities, Inc.                              Series 2005-2
Citicorp Mortgage Securities, Inc.                              Series 2005-3
Citicorp Mortgage Securities, Inc.                              Series 2005-4
Citicorp Mortgage Securities, Inc.                              Series 2005-5
Citicorp Mortgage Securities, Inc.                              Series 2005-6
Citicorp Mortgage Securities, Inc.                              Series 2005-7
Citicorp Mortgage Securities, Inc.                              Series 2005-8

Citicorp Mortgage Securities, Inc.
CitiMortgage Alternative Loan Trust                             Series 2005-A1


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